                        OPPENHEIMER HIGH YIELD FUND
                    Supplement dated July 11, 2003 to the
                       Prospectus dated August 23, 2002

1.   The prospectus  supplement dated February 5, 2003 is deleted and replaced by this supplement.

2.   The  following  is added at the end of the section  captioned  "About the
Fund's Investments - Other Investment Strategies" on page 14:

Loans of Portfolio  Securities.  Securities  lending allows the fund to retain ownership  of the  securities  loaned and, at the same time,  earn  additional income.  The borrower  provides the Fund with collateral in an amount at least equal to the value of the  securities  loaned.  The Fund maintains the ability to obtain the right to vote or consent on proxy proposals  involving  material
events  affecting   securities   loaned.  If  the  borrower  defaults  on  its
obligation  to return the  securities  loaned  because of  insolvency or other reasons,  the  Fund  could  experience  delays  and  costs in  recovering  the securities  loaned or in gaining  access to the  collateral.  These delays and costs  could be greater  for  foreign  securities.  If the Fund is not able to recover the securities  loaned,  the Fund may sell the collateral and purchase a replacement  investment  in the market.  The value of the  collateral  could decrease  below  the  value  of the  replacement  investment  by the  time the replacement  investment  is  purchased.  Loans  will be made  only to  parties deemed  by the  Manager  to be in good  standing  and when,  in the  Manager's judgment,  the  income  earned  would  justify  the  risks.  The  value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

3.   The paragraph  captioned  "Portfolio  Managers" on page 15 is deleted and replaced with the following paragraph:

Portfolio  Managers.  The  portfolio  managers  of  the  Fund  are  Arthur  P.
     Steinmetz and Dimitrios  Kourkoulakos.  They are the persons  principally responsible for the day-to-day management of the Fund's investments,  Mr.
     Steinmetz  since February 5, 2003 and Mr.  Kourkoulakos  since June 2002.
     Both are Vice  Presidents of the Fund and Mr.  Steinmetz is a Senior Vice
     President and Mr.  Kourkoulakos is a Vice President of the Manager.  They
     also serve as officers and portfolio managers of other Oppenheimer funds.

July 11, 2003                                                 PS0280.035

                      OPPENHEIMER HIGH YIELD FUND
                 Supplement dated July 11, 2003 to the
       Statement of Additional Information dated August 23, 2002

The Statement of Additional Information is changed as follows:

1.    The  supplement  dated February 5, 2003 is deleted and replaced by this supplement.

2.    The  section  "Loans of  Portfolio  Securities"  under the caption
"About the Fund -  Additional  Information  About the Fund's  Investment
Policies  and  Risks"  on page  15 is  deleted  and  replaced  with  the following:

Loans  of  Portfolio  Securities.   The  Fund  may  lend  its  portfolio
securities  to  brokers,   dealers  and  other  financial   institutions
pursuant to the Securities  Lending  Agreement (the "Securities  Lending
Agreement") with JP Morgan Chase,  subject to the restrictions stated in the Prospectus.  Under the Securities  Lending  Agreement and applicable
regulatory   requirements  (which  are  subject  to  change),  the  loan collateral  must,  on each  business day, be at least equal to the value of the  loaned  securities  and must  consist of cash,  bank  letters of credit  or  securities  of the  U.S.  Government  (or  its  agencies  or instrumentalities),  or other  cash  equivalents  in  which  the Fund is permitted to invest.  To be acceptable as collateral,  letters of credit must  obligate  a bank to pay to JP  Morgan  Chase,  as  agent,  amounts demanded by the Fund if the demand  meets the terms of the letter.  Such terms of the letter of credit and the issuing bank must be  satisfactory to JP Morgan Chase and the Fund. The Fund will receive,  pursuant to the
Securities  Lending  Agreement,  80% of all annual net income (i.e., net of rebates to the Borrower) from  securities  lending  transactions.  JP
Morgan Chase has agreed,  in general,  to guarantee the  obligations  of borrowers  to  return  loaned  securities  and  to  be  responsible  for expenses relating to securities  lending.  The Fund will be responsible, however,  for risks  associated with the investment of cash  collateral, including  the risk that the  issuer of the  security  in which the cash collateral has been invested defaults.  The Securities Lending Agreement may be  terminated  by either  JP  Morgan  Chase or the Fund on 30 days'
written notice.  The terms of the Fund's loans must also meet applicable tests under the  Internal  Revenue Code and permit the Fund to reacquire loaned  securities on five  business  days' notice or in time to vote on any important  matter.  The Fund will lend its  portfolio  securities in conformity with the Fund's Securities Lending Guidelines,  as adopted by the Fund's Board.

3.    The biographical  information for Messrs.  Negri and Reedy on page
37 are deleted and replaced with the following:

     Arthur P. Steinmetz, Vice President and Portfolio Manager since
     February 5, 2003; Senior Vice President of the Manager (since
     March 1993) and of HarbourView Asset Management Corporation (since
     March 2000); an officer of 9 portfolios in the OppenheimerFunds complex.

4.    The section captioned "Additional Information About the Fund -
The Custodian"                                                on page
79 is revised by replacing the first sentence of the paragraph with the following: "JP Morgan Chase Bank is the custodian of the Fund's assets.

5.    The Custodian Bank name and address on the back cover of the SAI is replaced with the following:

            Custodian Bank
            JPMorgan Chase Bank
            4 Chase Metro Tech Center
            Brooklyn, NY 11245

July 11, 2003                                                       PX0280.012